UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

BNY Mellon Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Short Term Income Fund

ANNUAL REPORT July 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2020 through July 31, 2021, as provided by David Bowser, CFA, Nathaniel Hyde, CFA, and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2021, BNY Mellon Short Term Income Fund’s Class D shares produced a total return of 1.78%, and Class P shares produced a total return of 1.84%.1 In comparison, the fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of 0.55% for the same period.2

Bonds produced modestly positive total returns over the reporting period. The fund outperformed the Index largely due to overweight exposure to securitized debt, corporate bonds and emerging market securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities and foreign bonds. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

Markets React to Pandemic Developments

Risk assets rallied early in the period in response to central bank intervention enacted in the spring to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging market sovereign debt and some high yield debt recovered from March lows. Spreads generally continued to tighten until the fall, when concerns about rising infection rates and renewed economic closures sparked additional spread widening. However, the tide turned in November when news of potentially viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In January, the U.S. Treasury yield curve steepened as rates on intermediate- and long-dated debt increased.

During the second half of the period, risk assets continued to outperform, albeit to a lesser degree, as rates rose. The yield curve continued to respond to increasing vaccine deployment and improving economic forecasts, steepening in February and March, then remaining relatively stable in April and May before steepening further in June and July.

Exposure to Risk Assets Bolstered Relative Performance

Relative returns benefited from the fund’s overweight exposure to assets with riskier profiles than the assets constituting the Index. Specifically, the fund held overweights to emerging markets, particularly hard-currency sovereign debt, high yield U.S. corporate bonds and a diversified basket of securitized assets with an emphasis on asset-backed securities. Conversely, the fund held relatively small positions in Treasury bonds and other U.S. government securities. All these asset class allocations enhanced relative returns. Foreign currency exposure neither added to nor subtracted from relative results. While the fund maintained a shorter duration than the Index—a position that supported relative performance—duration exposure on the back end of the yield curve detracted.

As spreads tightened and valuations of risk assets became less attractive during the second half of the reporting period, the fund adopted a slightly more defensive posture. We reduced the fund’s emerging market exposure over concerns regarding the slow vaccine rollout in some less developed nations and the prospect of peaking central bank liquidity. While we maintained the fund’s notional positions among corporate and asset-backed securities, we reduced risk by trimming longer-duration exposure.

During the period, derivatives such as forwards and futures were used to hedge currency and duration risk within the portfolio. The fund also used credit default swaps to hedge exposure to U.S. high yield debt, thereby reducing time and liquidity costs.

Maintaining a Cautious but Constructive Position

Despite the risks posed by new COVID-19 variants and increased valuations for risk-oriented assets, we believe the fundamental outlook for economic growth remains supportive of further gains in the fund’s investment universe. U.S. economic growth appears strong, and Europe has made significant progress in its vaccination drive, positioning the continent to join the United States in leading global activity in the second half of 2021. On the other hand, emerging markets face greater challenges as central banks begin to limit monetary accommodation. Notably, in China, economic growth rates show signs of reaching a plateau, while Chinese vaccines have demonstrated less efficacy against the Delta variant of COVID-19 than western vaccines. The fund remains positioned to benefit from continued western economic growth with significantly overweight exposure to securitized assets and U.S. corporate debt, as well as more modestly overweight exposure to emerging markets. Significant underweights include U.S. Treasury bonds and other government securities.

August 16, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated, investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity of less than five years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class D shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class D shares of BNY Mellon Short Term Income Fund on 7/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $100,000 investment in Class P shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $100,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $100,000 investment made in Class P shares of BNY Mellon Short Term Income Fund on 7/31/11 to a hypothetical investment of $100,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/2021

	1 Year	5 Years	10 Years
Class D shares	1.78%	2.00%	1.65%
Class P shares	1.84%	1.95%	1.61%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	0.55%	2.27%	1.99%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Income Fund from February 1, 2021 to July 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2021

	Class D	Class P
Expenses paid per $1,000†	$3.23	$3.48
Ending value (after expenses)	$1,003.00	$1,003.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2021

	Class D	Class P
Expenses paid per $1,000†	$3.26	$3.51
Ending value (after expenses)	$1,021.57	$1,021.32
†

Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

July 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8%
Advertising - .2%
Lamar Media, Gtd. Notes		3.63	1/15/2031	325,000	[b]	321,384
Aerospace & Defense - 1.1%
General Dynamics, Gtd. Notes		3.25	4/1/2025	620,000		673,626
Raytheon Technologies, Sr. Unscd. Notes		3.20	3/15/2024	300,000		319,782
The Boeing Company, Sr. Unscd. Notes		1.17	2/4/2023	500,000		501,752
					1,495,160
Agriculture - .5%
MHP, Gtd. Notes		7.75	5/10/2024	300,000		324,589
Philip Morris International, Sr. Unscd. Notes		1.13	5/1/2023	300,000		304,461
					629,050
Asset-Backed Certificates - 5.8%
CF Hippolyta, Ser. 2020-1, Cl. A1		1.69	7/15/2060	366,325	[b]	374,876
CF Hippolyta, Ser. 2021-1A, Cl. A1		1.53	3/15/2061	274,169	[b]	279,240
CLI Funding VI, Ser. 2020-1A, Cl. A		2.08	9/18/2045	167,733	[b]	169,960
CLI Funding VI, Ser. 2020-3A, Cl. A		2.07	10/18/2045	293,854	[b]	297,815
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	425,000	[b]	340,249
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	10,160	[b]	10,168
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	300,000	[b]	306,683
Domino's Pizza Master Issuer, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	224,437	[b]	235,089
HPEFS Equipment Trust, Ser. 2021-2A, CI. C		0.88	9/20/2028	500,000	[b]	500,851
Marlette Funding Trust, Ser. 2019-2A, Cl. A		3.13	7/16/2029	28,139	[b]	28,214
MMAF Equipment Finance, Ser. 2018-A, Cl. A4		3.39	1/10/2025	165,000	[b]	169,303
MVW, Ser. 2020-1A, Cl. A		1.74	10/20/2037	173,281	[b]	177,433
OneMain Financial Issuance Trust, Ser. 2019-1A, Cl. A		3.48	2/14/2031	76,828	[b]	76,938
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A		1.75	9/14/2035	350,000	[b]	359,889
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A		1.68	2/20/2046	338,347	[b]	338,547
Tricon American Homes Trust, Ser. 2018-SFR1, Cl. A		3.53	5/17/2037	668,697	[b]	706,042

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Asset-Backed Certificates - 5.8% (continued)
Trinity Rail Leasing, Ser. 2020-2A, Cl. A1		1.83	11/19/2050	285,363	[b]	291,740
TRP, Ser. 2021-1, Cl. A		2.07	6/19/2051	299,590	[b]	301,747
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	324,017	[b]	328,387
Vantage Data Centers, Ser. 2020-2A, CI. A2		1.99	9/15/2045	414,000	[b]	418,460
VB-S1 Issuer, Ser. 2020-1A, CI. C2		3.03	6/15/2050	150,000	[b]	157,880
Verizon Master Trust, Ser. 2021-1, Cl. C		0.89	5/20/2027	500,000		502,483
Verizon Owner Trust, Ser. 2019-A, Cl. C		3.22	9/20/2023	800,000		822,418
Volvo Financial Equipment, Ser. 2019-1A, Cl. A4		3.13	11/15/2023	400,000	[b]	410,787
					7,605,199
Asset-Backed Certificates/Auto Receivables - 14.1%
AmeriCredit Automobile Receivables Trust, Ser. 2019-1, Cl. C		3.36	2/18/2025	650,000		672,943
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	350,000		356,852
Bank of The West Auto Trust, Ser. 2017-1, Cl. B		2.62	11/15/2023	600,000	[b]	606,492
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	400,000	[b]	318,942
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	315,000		326,899
CarMax Auto Owner Trust, Ser. 2019-4, Cl. B		2.32	7/15/2025	475,000		493,044
CarMax Auto Owner Trust, Ser. 2021-3, Cl. C		1.25	5/17/2027	500,000		501,011
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. C		1.32	11/9/2026	425,000		427,202
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	375,000		376,603
Chesapeake Funding II, Ser. 2019-1A, Cl. A2, 1 Month LIBOR +.40%		0.49	4/15/2031	155,951	[b,c]	155,676
Drive Auto Receivables Trust, Ser. 2019-4, Cl. C		2.51	11/17/2025	675,000		683,968
Drive Auto Receivables Trust, Ser. 2020-1, Cl. C		2.36	3/16/2026	250,000		254,323
DT Auto Owner Trust, Ser. 2020-1A, Cl. B		2.16	5/15/2024	475,000	[b]	479,335
DT Auto Owner Trust, Ser. 2020-1A, Cl. C		2.29	11/17/2025	500,000	[b]	510,553

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Asset-Backed Certificates/Auto Receivables - 14.1% (continued)
DT Auto Owner Trust, Ser. 2020-2A, Cl. B		2.08	3/16/2026	350,000	[b]	355,391
DT Auto Owner Trust, Ser. 2021-2A, Cl. B		0.81	1/15/2027	675,000	[b]	677,985
Exeter Automobile Receivables Trust, Ser. 2020-2A, Cl. B		2.08	7/15/2024	350,000	[b]	352,143
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	475,000		476,971
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. B	CAD	1.87	6/15/2026	450,000	[b]	364,067
Ford Credit Auto Lease Trust, Ser. 2020-A, Cl. B		2.05	6/15/2023	325,000		330,012
Ford Credit Auto Owner Trust, Ser. 2017-2, Cl. A		2.36	3/15/2029	165,000	[b]	169,007
Ford Credit Auto Owner Trust, Ser. 2018-2, Cl. A		3.47	1/15/2030	129,000	[b]	136,794
Ford Credit Auto Owner Trust, Ser. 2020-2, Cl. B		1.49	4/15/2033	375,000	[b]	378,925
Ford Credit Floorplan Master Owner Trust, Ser. 2019-1, Cl. B		3.04	3/15/2024	500,000		508,490
GM Financial Automobile Leasing Trust, Ser. 2019-2, Cl. C		3.12	3/20/2023	500,000		503,443
GM Financial Automobile Leasing Trust, Ser. 2020-1, Cl. B		1.84	12/20/2023	205,000		207,881
GM Financial Consumer Automobile Receivables Trust, Ser. 2020-4, Cl. B		0.73	3/16/2026	300,000		299,897
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. B	CAD	1.69	11/20/2025	550,000	[b]	448,380
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. B	CAD	1.26	5/20/2026	850,000	[b]	680,518
Hertz Vehicle Financing, Ser. 2021-1A, CI. A		1.21	12/26/2025	650,000	[b]	655,377
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	193,931	[b]	155,916
MBarc Credit Canada , Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	325,000	[b]	260,206
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4		3.63	9/10/2025	240,000	[b]	246,087
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	94,200	[b]	95,077
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	630,063	[b]	642,694
Oscar US Funding XIII, Ser. 2021-2A, Cl. A4		1.27	9/11/2028	600,000	[b]	600,279

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Asset-Backed Certificates/Auto Receivables - 14.1% (continued)
Santander Drive Auto Receivables Trust, Ser. 2020-2, Cl. C		1.46	9/15/2025	215,000		217,402
Santander Retail Auto Lease Trust, Ser. 2019-A, Cl. C		3.30	5/22/2023	500,000	[b]	506,998
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. B		2.58	8/21/2023	550,000	[b]	560,074
Santander Retail Auto Lease Trust, Ser. 2020-A, Cl. C		2.08	3/20/2024	750,000	[b]	766,720
Silver Arrow Canada, Ser. 2019-1A, Cl. A3	CAD	2.40	8/15/2026	365,000		297,780
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B		2.41	12/20/2022	550,000	[b]	561,808
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	100,000	[b]	101,147
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	275,000	[b]	276,121
Westlake Automobile Receivables Trust, Ser. 2021-1A, Cl. C		0.95	3/16/2026	510,000	[b]	511,087
					18,508,520
Asset-Backed Certificates/Student Loans - .2%
Navient Private Education Loan Trust, Ser. 2014-AA, Cl. A2A		2.74	2/15/2029	241,504	[b]	245,349
Automobiles & Components - 1.8%
Daimler Finance North America, Gtd. Notes		0.75	3/1/2024	650,000	[b]	652,116
Ford Motor Credit, Sr. Unscd. Notes		3.38	11/13/2025	300,000		313,573
General Motors, Sr. Unscd. Notes		5.40	10/2/2023	350,000		384,048
General Motors Financial, Sr. Unscd. Notes		1.70	8/18/2023	300,000		306,206
Metalsa, Gtd. Notes		3.75	5/4/2031	200,000	[b]	197,232
Volkswagen Group of America Finance , Gtd. Notes		1.25	11/24/2025	500,000	[b]	502,085
					2,355,260
Banks - 8.7%
Banco Santander, Sr. Unscd. Notes		1.85	3/25/2026	600,000		610,388
Banco Santander Mexico, Sr. Unscd. Notes		5.38	4/17/2025	200,000	[b]	225,750
Bank of America, Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	192,000	[d]	204,848
Bank of America, Jr. Sub. Notes, Ser. X		6.25	9/5/2024	196,000	[d]	216,703
Bank of America, Sr. Unscd. Notes		0.98	9/25/2025	700,000		701,590
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	300,000	[d]	311,399
Barclays, Jr. Sub. Notes		8.00	6/15/2024	300,000	[d]	340,312
Barclays, Sr. Unscd. Notes		3.93	5/7/2025	300,000		323,849

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Banks - 8.7% (continued)
Barclays, Sr. Unscd. Notes	4.61	2/15/2023	325,000		332,250
BNP Paribas, Sr. Unscd. Notes	2.22	6/9/2026	325,000	[b]	336,456
BNP Paribas, Sub. Notes	4.38	3/1/2033	300,000	[b]	334,738
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.45	6/22/2023	650,000		650,600
CIT Group, Sub. Notes	6.13	3/9/2028	275,000		339,221
Citigroup, Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	600,000	[d]	621,480
Credit Agricole, Sub. Notes	4.38	3/17/2025	600,000		662,563
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	500,000	[b]	521,674
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	280,000		301,670
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	614,000	[d]	648,510
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. Q	5.15	5/1/2023	201,000	[d]	208,035
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	425,000		446,278
KeyBank, Sr. Unscd. Notes	1.25	3/10/2023	300,000		304,618
Morgan Stanley, Sr. Unscd. Notes, 3 Month SOFR +.70%	0.75	1/20/2023	650,000	[c]	651,836
NatWest Group, Sr. Unscd. Notes	3.88	9/12/2023	325,000		346,773
The Goldman Sachs Group, Jr. Sub. Notes, Ser. T	3.80	5/10/2026	350,000	[d,e]	357,875
The Goldman Sachs Group, Sr. Unscd. Notes	3.20	2/23/2023	925,000		963,132
The Korea Development Bank, Sr. Unscd. Notes	3.00	3/19/2022	200,000		203,182
UBS Group, Jr. Sub. Notes	7.00	1/31/2024	300,000	[b,d]	329,833
				11,495,563
Beverage Products - .1%
Keurig Dr. Pepper, Gtd. Notes	4.06	5/25/2023	177,000		188,404
Chemicals - .3%
MEGlobal Canada, Gtd. Notes	5.00	5/18/2025	300,000		336,126
Nutrien, Sr. Unscd. Notes	1.90	5/13/2023	100,000		102,446
				438,572
Collateralized Loan Obligations Debt - 5.2%
Avery Point VII CLO, Ser. 2015-7A, Cl. AR2, 3 Month LIBOR +.96%	1.09	1/15/2028	297,125	[b,c]	297,273
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A, 3 Month LIBOR +1.38%	1.52	10/23/2032	360,000	[b,c]	360,422
Ballyrock CLO, Ser. 2020-2A, Cl. A1, 3 Month LIBOR +1.32%	1.45	10/20/2031	275,000	[b,c]	275,325
Carlyle US CLO, Ser. 2017-1A, Cl. A1R, 3 Month LIBOR +1.00%	1.13	4/20/2031	500,000	[b,c]	500,396
Cent 21 CLO, Ser. 2014-21A, Cl. A1R3, 3 Month LIBOR +.97%	1.10	7/27/2030	325,000	[b,c]	325,234

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Collateralized Loan Obligations Debt - 5.2% (continued)
Columbia Cent 30 CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%	1.44	1/20/2034	330,000	[b,c]	330,562
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +.97%	1.10	4/15/2031	275,000	[b,c]	275,443
Dryden 83 CLO, Ser. 2020-83A, Cl. B, 3 Month LIBOR +1.60%	1.73	1/18/2032	600,000	[b,c]	600,355
Madison Park Funding XXVII CLO, Ser. 2018-27A, Cl. A1A, 3 Month LIBOR +1.03%	1.16	4/20/2030	300,000	[b,c]	300,327
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%	0.88	4/15/2029	373,921	[b,c]	374,164
Magnetite XIX CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%	1.18	4/17/2034	325,000	[b,c]	325,330
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%	1.23	7/20/2031	325,000	[b,c]	325,747
Magnetite XXVIII CLO, Ser. 2020-28A, Cl. A, 3 Month LIBOR +1.27%	1.40	10/25/2031	250,000	[b,c]	250,294
Neuberger Berman Loan Advisers 40 CLO, Ser. 2021-40A, Cl. B, 3 Month LIBOR +1.40%	1.53	4/16/2033	400,000	[b,c]	400,517
RIN IV CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%	1.43	4/20/2033	250,000	[b,c]	250,340
Symphony XV CLO, Ser. 2014-15A, Cl. BR3, 3 Month LIBOR +1.55%	1.68	1/17/2032	550,000	[b,c]	550,347
Symphony XXIV CLO, Ser. 2020-24A, Cl. A, 3 Month LIBOR +1.20%	1.34	1/23/2032	300,000	[b,c]	300,667
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%	1.13	1/20/2029	300,000	[b,c]	300,157
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%	1.20	4/15/2034	350,000	[b,c]	350,292
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%	1.19	4/15/2031	150,000	[b,c]	150,171
				6,843,363
Commercial & Professional Services - .2%
United Rentals North America, Gtd. Notes	5.88	9/15/2026	300,000		310,269
Commercial Mortgage Pass-Through Certificates - 14.1%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/17/2036	285,682	[b]	303,436
BAMLL Commercial Mortgage Securities Trust, Ser. 2020-JGDN, Cl. A, 1 Month LIBOR +2.75%	2.84	11/15/2030	300,000	[b,c]	304,840
Bank, Ser. 2020-BN25, Cl. A2	2.76	1/15/2063	335,000		350,477

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Commercial Mortgage Pass-Through Certificates - 14.1% (continued)
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%	1.05	11/15/2034	275,000	[b,c]	274,557
BBCMS Trust, Ser. 2013-TYSX, CI. A2	3.76	9/5/2032	336,471		336,647
Benchmark Mortgage Trust, Ser. 2020-B16, Cl. A2	2.88	2/15/2053	325,000		343,653
BF Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%	1.29	12/15/2035	610,000	[b,c]	611,627
BF Mortgage Trust, Ser. 2019-NYT, Cl. B, 1 Month LIBOR +1.40%	1.49	12/15/2035	365,000	[b,c]	366,284
BX Commercial Mortgage Trust, Ser. 2019-IMC, Cl. A, 1 Month LIBOR +1.00%	1.09	4/15/2034	500,000	[b,c]	500,797
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. B, 1 Month LIBOR +1.00%	1.09	12/15/2036	473,867	[b,c]	475,015
BX Commercial Mortgage Trust, Ser. 2020-VKNG, Cl. B, 1 Month LIBOR +1.13%	1.22	10/15/2037	375,000	[b,c]	375,570
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	1.16	12/15/2037	500,000	[b,c]	501,880
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. B, 1 Month LIBOR +1.25%	1.34	12/15/2037	100,000	[b,c]	100,356
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. B, 1 Month LIBOR +1.25%	1.34	11/15/2036	675,000	[b,c]	676,055
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. C, 1 Month LIBOR +1.75%	1.84	6/15/2034	694,928	[b,c]	692,817
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B	4.35	10/10/2047	270,000		292,248
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	320,000		334,853
Commercial Mortgage Trust, Ser. 2015-LC23, Cl. A3	3.52	10/1/2048	430,000		460,100
Commercial Mortgage Trust, Ser. 2016-COR1, Cl. A2	2.50	10/10/2049	816,647		818,731
CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Cl. A3	3.24	4/15/2050	480,679		503,479
CSAIL Commercial Mortgage Trust, Ser. 2017-C8, Cl. A2	2.99	6/15/2050	700,000		707,701
DBWF Mortgage Trust, Ser. 2016-85T, Cl. A	3.79	12/10/2036	350,000	[b]	393,019

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Commercial Mortgage Pass-Through Certificates - 14.1% (continued)
GB Trust, Ser. 2020-FLIX, Cl. A, 1 Month LIBOR +1.12%	1.21	8/15/2037	425,000	[b,c]	425,995
GS Mortgage Securities Trust, Ser. 2019-70P, Cl. B, 1 Month LIBOR +1.32%	1.41	10/15/2036	560,000	[b,c]	559,676
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%	1.09	11/15/2036	402,700	[b,c]	403,412
Invitation Homes Trust, Ser. 2017-SFR2, Cl. B, 1 Month LIBOR +1.15%	1.24	12/17/2036	299,949	[b,c]	300,797
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C30, Cl. A4	3.55	7/15/2048	500,000		540,633
KKR Industrial Portfolio Trust, Ser. 2021-KDIP, Cl. C, 1 Month LIBOR +1.00%	1.09	12/15/2037	340,000	[b,c]	340,408
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A	2.28	12/22/2069	225,000	[b]	234,585
LIFE Mortgage Trust, Ser. 2021-BMR, CI. C, 1 Month LIBOR +1.10%	1.19	3/15/2038	500,000	[b,c]	501,757
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C17, Cl. A4	3.44	8/15/2047	635,953		656,002
MRA Issuance Trust, Ser. 2021-8, Cl. A1X, 1 Month LIBOR +1.15%	1.25	10/15/2021	400,000	[b,c]	400,378
Natixis Commercial Mortgage Securities Trust, Ser. 2020-2PAC, Cl. A	2.97	12/15/2038	490,000	[b]	515,178
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	576,367	[b]	590,761
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	324,784	[b]	338,910
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	398,194		400,817
VASA Trust, Ser. 2021-VASA, CI. B, 1 Month LIBOR +1.25%	1.34	7/15/2039	425,000	[b,c]	425,875
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	685,000		726,768
Wells Fargo Commercial Mortgage Trust, Ser. 2015-C27, Cl. A4	3.19	2/15/2048	551,862		579,895
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A1	2.28	6/15/2052	66,982		67,403
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A2	2.50	6/15/2053	300,000		312,583

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Commercial Mortgage Pass-Through Certificates - 14.1% (continued)
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%	1.24	2/15/2040	181,804	[b,c]	183,143
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	394,373		402,734
				18,631,852
Consumer Discretionary - 1.4%
Hilton Worldwide Finance, Gtd. Notes	4.88	4/1/2027	200,000		207,627
Lennar, Gtd. Notes	4.50	4/30/2024	600,000		654,021
Marriott International, Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	550,000		634,994
Taylor Morrison Holdings II, Gtd. Notes	5.63	3/1/2024	300,000		325,148
				1,821,790
Diversified Financials - 4.2%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	700,000		696,424
Air Lease, Sr. Unscd. Notes	3.38	7/1/2025	625,000		673,797
Ally Financial, Jr. Sub. Notes, Ser. B	4.70	5/15/2026	400,000	[d]	419,400
Ally Financial, Sr. Unscd. Notes	3.05	6/5/2023	325,000		339,024
Capital One Financial, Sub. Notes	4.20	10/29/2025	650,000		730,777
Discover Financial Services, Sr. Unscd. Notes	3.75	3/4/2025	450,000		492,990
GE Capital Funding, Gtd. Notes	3.45	5/15/2025	300,000		327,403
Icahn Enterprises, Gtd. Notes	5.25	5/15/2027	185,000		194,713
Mamoura Diversified Global Holding, Gtd. Notes	2.50	11/7/2024	320,000		336,480
Rocket Mortgage, Gtd. Notes	5.25	1/15/2028	625,000		658,825
SLM, Sr. Unscd. Notes	4.20	10/29/2025	635,000		687,619
				5,557,452
Energy - 5.0%
Aker BP, Sr. Unscd. Notes	3.00	1/15/2025	325,000	[b]	344,315
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	585,000		668,979
CNX Resources, Gtd. Notes	6.00	1/15/2029	45,000	[b]	47,773
Continental Resources, Gtd. Notes	3.80	6/1/2024	300,000		314,951
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	680,000		716,406
Diamondback Energy, Gtd. Notes	3.13	3/24/2031	350,000		367,959
Enbridge, Gtd. Notes	2.50	1/15/2025	300,000		316,202
Energy Transfer, Sr. Unscd. Notes	2.90	5/15/2025	500,000		527,879
EQT, Sr. Unscd. Notes	3.13	5/15/2026	500,000	[b]	515,687
Marathon Petroleum, Sr. Unscd. Notes	3.63	9/15/2024	300,000		323,031

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Energy - 5.0% (continued)
MPLX, Sr. Unscd. Notes		3.50	12/1/2022	155,000		160,822
Occidental Petroleum, Sr. Unscd. Notes		5.50	12/1/2025	310,000	[e]	341,403
Petroleos Mexicanos, Gtd. Notes		4.63	9/21/2023	350,000		365,101
Pioneer Natural Resources, Sr. Unscd. Notes		0.55	5/15/2023	150,000		150,221
SA Global Sukuk, Sr. Unscd. Notes		1.60	6/17/2026	200,000	[b]	200,318
Saudi Arabian Oil Co., Sr. Unscd. Notes		1.63	11/24/2025	200,000	[b]	202,280
Sinopec Group Overseas Development, Gtd. Notes		1.45	1/8/2026	300,000	[b,e]	302,097
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	300,000	[b]	312,989
Western Midstream Operating, Sr. Unscd. Notes		4.35	2/1/2025	325,000		340,873
					6,519,286
Food Products - .2%
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	260,000	[b]	253,045
Foreign Governmental - 2.2%
Croatia, Sr. Unscd. Notes		6.00	1/26/2024	275,000		311,277
Ghana, Sr. Unscd. Notes		0.00	4/7/2025	415,000	[b,f]	327,374
Hellenic Republic, Sr. Unscd. Bonds	EUR	4.38	8/1/2022	250,000	[b]	311,045
Kenya, Sr. Unscd. Notes		6.88	6/24/2024	300,000	[b]	330,645
Philippine, Sr. Unscd. Notes	EUR	0.28	2/3/2023	525,000		623,339
Romania, Sr. Unscd. Notes		4.88	1/22/2024	300,000	[e]	330,171
Serbia, Sr. Unscd. Notes		7.25	9/28/2021	300,000	[b]	303,502
Ukraine, Sr. Unscd. Notes		7.75	9/1/2023	325,000		348,957
					2,886,310
Forest Products & Paper - .2%
Inversiones, Gtd. Notes		3.00	4/6/2031	250,000	[b]	252,599
Health Care - 2.0%
AbbVie, Sr. Unscd. Notes		3.80	3/15/2025	450,000		493,319
Cigna, Gtd. Notes		3.05	11/30/2022	225,000		232,650
CVS Health, Sr. Unscd. Notes		3.70	3/9/2023	146,000		153,431
DaVita, Gtd. Notes		3.75	2/15/2031	345,000	[b]	335,476
Elanco Animal Health, Sr. Unscd. Notes		5.27	8/28/2023	300,000		321,513
HCA, Gtd. Notes		5.38	2/1/2025	300,000		340,395
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	100,000	[b]	104,750
Royalty Pharma, Gtd. Notes		1.20	9/2/2025	325,000	[b]	325,319
Shire Acquisitions Investments Ireland, Gtd. Notes		3.20	9/23/2026	300,000		327,170
					2,634,023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Industrial - .4%
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		3.45	9/15/2021	425,000	[c,d]	417,406
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	130,000		155,022
					572,428
Insurance - 2.2%
American International Group, Sr. Unscd. Notes		2.50	6/30/2025	500,000		528,188
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.32	3/12/2025	875,000		1,047,129
MetLife, Jr. Sub. Debs.		6.40	12/15/2036	500,000		643,275
Prudential Financial, Jr. Sub. Notes		5.63	6/15/2043	600,000		643,036
					2,861,628
Internet Software & Services - .5%
Amazon.com, Sr. Unscd. Notes		0.45	5/12/2024	690,000		690,300
Materials - .8%
Ball, Gtd. Notes		5.25	7/1/2025	575,000		649,230
Berry Global, Sr. Scd. Notes		1.57	1/15/2026	175,000	[b]	176,405
Crown Americas, Gtd. Notes		4.75	2/1/2026	190,000		197,125
					1,022,760
Media - .6%
CCO Holdings, Sr. Unscd. Notes		4.25	2/1/2031	375,000	[b]	387,382
Charter Communications Operating, Sr. Scd. Notes		4.46	7/23/2022	380,000		392,273
					779,655
Metals & Mining - ..3%
Anglo American Capital, Gtd. Notes		3.63	9/11/2024	300,000	[b]	324,740
Municipal Securities - .5%
California Health Facilities Financing Authority, Revenue Bonds		0.95	6/1/2025	300,000		301,114
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C		1.33	11/1/2025	75,000		76,352
University of Washington, Revenue Bonds, Refunding, Ser. B		0.73	4/1/2026	325,000		322,846
					700,312
Real Estate - 3.8%
CyrusOne, Gtd. Notes		2.90	11/15/2024	600,000		633,987
Duke Realty, Sr. Unscd. Notes		3.25	6/30/2026	300,000		327,877
Equinix, Sr. Unscd. Notes		1.00	9/15/2025	430,000	[e]	430,050
GLP Capital, Gtd. Notes		5.38	4/15/2026	710,000	[e]	822,734
Healthpeak Properties, Sr. Unscd. Notes		1.35	2/1/2027	515,000		517,711
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	293,000	[b]	300,943

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Real Estate - 3.8% (continued)
SBA Tower Trust, Notes		1.88	1/15/2026	275,000	[b]	280,780
SBA Tower Trust, Notes		2.84	1/15/2025	650,000	[b]	678,849
VEREIT Operating Partnership, Gtd. Notes		3.40	1/15/2028	325,000		359,017
VICI Properties, Gtd. Notes		3.50	2/15/2025	324,000	[b]	330,676
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	300,000		373,973
					5,056,597
Retailing - 1.3%
7-Eleven, Sr. Unscd. Notes		0.80	2/10/2024	500,000	[b]	500,133
Autozone, Sr. Unscd. Notes		3.63	4/15/2025	300,000	[e]	328,522
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	300,000		373,532
Yum! Brands, Sr. Unscd. Notes		4.63	1/31/2032	425,000		457,406
					1,659,593
Semiconductors & Semiconductor Equipment - .1%
Skyworks Solutions, Sr. Unscd. Notes		1.80	6/1/2026	150,000		152,823
Supranational Bank - 1.1%
Africa Finance, Sr. Unscd. Notes		2.88	4/28/2028	225,000	[b]	226,688
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	300,000		334,894
The African Export-Import Bank, Sr. Unscd. Notes		3.80	5/17/2031	200,000	[b]	207,396
The African Export-Import Bank, Sr. Unscd. Notes		4.13	6/20/2024	300,000		321,134
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	350,000		380,306
					1,470,418
Technology Hardware & Equipment - .6%
Dell International, Sr. Scd. Notes		5.45	6/15/2023	400,000		432,494
Hewlett Packard Enterprise, Sr. Unscd. Notes		1.45	4/1/2024	300,000		305,384
Hewlett Packard Enterprise, Sr. Unscd. Notes		3.50	10/5/2021	25,000		25,073
					762,951
Telecommunication Services - 2.0%
AT&T, Sr. Unscd. Notes		4.05	12/15/2023	880,000		952,828
Level 3 Financing, Gtd. Notes		3.75	7/15/2029	50,000	[b]	49,064
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	150,000	[b]	152,906
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	200,000	[b]	208,275
Telefonica Emisiones, Gtd. Notes		4.10	3/8/2027	300,000		339,477
T-Mobile USA, Gtd. Notes		2.25	2/15/2026	300,000		303,786
T-Mobile USA, Sr. Scd. Notes		3.50	4/15/2025	300,000		326,608

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Telecommunication Services - 2.0% (continued)
VEON Holdings, Sr. Unscd. Notes	3.38	11/25/2027	325,000	[b]	328,362
				2,661,306
U.S. Government Agencies Collateralized Mortgage Obligations - 1.0%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3541, Cl. KB	4.00	6/15/2024	137,998	[g]	142,810
Federal Home Loan Mortgage Corp., REMIC, Ser. 4091 Cl. KC	3.00	8/15/2040	126,120	[g]	131,184
Federal Home Loan Mortgage Corp., REMIC, Ser. 4262, Cl. AB	2.50	1/15/2031	160,156	[g]	160,159
Federal Home Loan Mortgage Corp., REMIC, Ser. 4838, Cl. A2	4.00	3/15/2036	397,767	[g]	432,456
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	154,414	[g]	161,202
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	83,313	[g]	88,200
Federal National Mortgage Association, REMIC, Ser. 2013-16, Cl. GP	3.00	3/25/2033	115,464	[g]	120,643
Government National Mortgage Association, Ser. 2011-H23, Cl. HA	3.00	12/20/2061	5,966		6,315
Government National Mortgage Association, Ser. 2014-H12, Cl. GA	2.50	6/20/2064	27,554		27,552
				1,270,521
U.S. Government Agencies Collateralized Municipal-Backed Securities - .1%
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	2.05	1/25/2051	93,250	[b,c,g]	94,127
U.S. Government Agencies Mortgage-Backed - .2%
Federal Home Loan Mortgage Corp.:
2.50%, 7/1/2029			158,567	[g]	166,797
Federal National Mortgage Association:
2.00%, 3/1/2023			142,800	[g]	148,330
Government National Mortgage Association II:
7.00%, 12/20/2030-4/20/2031			2,592		3,057
7.50%, 11/20/2029-12/20/2030			2,782		3,273
				321,457
U.S. Treasury Securities - 9.3%
U.S. Treasury Notes	0.38	7/15/2024	4,675,000		4,679,565
U.S. Treasury Notes	1.13	2/28/2025	4,850,000		4,963,482

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
U.S. Treasury Securities - 9.3% (continued)
U.S. Treasury Notes		2.00	11/15/2026	2,475,000		2,636,068
					12,279,115
Utilities - 4.5%
American Electric Power, Sr. Unscd. Notes, Ser. N		1.00	11/1/2025	600,000		599,310
Dominion Energy, Sr. Unscd. Notes		3.90	10/1/2025	575,000		638,317
Duke Energy, Sr. Unscd. Notes		2.65	9/1/2026	300,000		319,889
Edison International, Sr. Unscd. Notes		2.40	9/15/2022	350,000		355,643
Edison International, Sr. Unscd. Notes		3.13	11/15/2022	350,000		360,472
Entergy, Sr. Unscd. Notes		0.90	9/15/2025	500,000		497,772
Eversource Energy, Sr. Unscd. Notes, Ser. Q		0.80	8/15/2025	500,000		500,610
Exelon Generation, Sr. Unscd. Notes		3.25	6/1/2025	300,000		324,945
Florida Power & Light, First Mortgage Bonds		2.85	4/1/2025	350,000		375,820
NRG Energy, Sr. Scd. Notes		2.00	12/2/2025	600,000	[b]	617,859
Perusahaan Listrik Negara, Sr. Unscd. Bonds	EUR	2.88	10/25/2025	525,000		667,600
The AES, Sr. Unscd. Notes		1.38	1/15/2026	300,000	[b]	299,807
The AES, Sr. Unscd. Notes		3.30	7/15/2025	300,000	[b]	321,322
					5,879,366
Total Bonds and Notes (cost $125,160,097)				127,552,547
	1-Day Yield (%)			Shares
Investment Companies - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,590,395)		0.05		6,590,395	[h]	6,590,395

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,459,789)	0.01	2,459,789	[h] 2,459,789
Total Investments (cost $134,210,281)		103.7%	136,602,731
Liabilities, Less Cash and Receivables		(3.7%)	(4,886,820)
Net Assets		100.0%	131,715,911

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

CAD—Canadian Dollar

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2021, these securities were valued at $49,116,133 or 37.29% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At July 31, 2021, the value of the fund’s securities on loan was $2,729,754 and the value of the collateral was $2,813,420, consisting of cash collateral of $2,459,789 and U.S. Government & Agency securities valued at $353,631.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Asset Backed Securities	20.0
Financial	19.0
Mortgage Securities	15.4
Government	13.2
Investment Companies	6.9
Collateralized Loan Obligations	5.2
Energy	4.9
Utilities	4.5
Consumer, Cyclical	4.4
Communications	3.4
Consumer, Non-cyclical	3.0
Industrial	2.3
Basic Materials	.8
Technology	.7
103.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 7/31/20($)	Purchases($)†	Sales ($)	Value 7/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4,889,673	82,513,728	(80,813,006)	6,590,395	5.0	4,938
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,253,955	806,220	(2,060,175)	-	-	1,217†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	16,484,582	(14,024,793)	2,459,789	1.9	4,712†††
Total	6,143,628	99,804,530	(96,897,974)	9,050,184	6.9	10,867

†  Includes reinvested dividends/distributions.

††  Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

†††  Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

July 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	38	9/30/2021	8,385,008	8,384,938	(70)
U.S. Treasury 5 Year Notes	7	9/30/2021	870,088	871,117	1,029
Futures Short
Australian 3 Year Bond	51	9/15/2021	4,369,851[a]	4,381,735	(11,884)
Euro-Bobl	14	9/8/2021	2,226,383[a]	2,247,991	(21,608)
Euro-Schatz	3	9/8/2021	399,127[a]	399,843	(716)
U.S. Treasury 10 Year Notes	30	9/21/2021	3,958,064	4,033,594	(75,530)
Ultra 10 Year U.S. Treasury Notes	20	9/21/2021	2,924,672	3,005,000	(80,328)
Gross Unrealized Appreciation				1,029
Gross Unrealized Depreciation				(190,136)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	338,088	Chilean Peso	249,475,000	9/15/2021	9,793
Hungarian Forint	93,225,000	United States Dollar	324,995	9/15/2021	(17,001)
United States Dollar	315,244	Hungarian Forint	93,225,000	9/15/2021	7,250
United States Dollar	325,097	South Korean Won	368,400,000	9/15/2021	5,058
Citigroup
United States Dollar	3,627,620	Euro	3,069,483	8/31/2021	(15,808)
United States Dollar	309,391	Colombian Peso	1,170,000,000	9/15/2021	8,444
HSBC
United States Dollar	651,620	Chinese Yuan Renminbi	4,270,000	9/15/2021	(6,277)
Mexican Peso	5,598,481	United States Dollar	278,223	9/15/2021	1,247
Chinese Yuan Renminbi	4,270,000	United States Dollar	664,663	9/15/2021	(6,767)
Colombian Peso	1,170,000,000	United States Dollar	324,324	9/15/2021	(23,377)
Singapore Dollar	460,000	United States Dollar	346,724	9/15/2021	(7,250)
Canadian Dollar	195,000	United States Dollar	154,981	8/31/2021	1,314
United States Dollar	2,991,654	Canadian Dollar	3,753,650	8/31/2021	(16,949)
Chilean Peso	250,000,000	United States Dollar	346,247	9/15/2021	(17,261)
United States Dollar	341,933	Singapore Dollar	460,000	9/15/2021	2,459
J.P. Morgan Securities
South Korean Won	375,000,000	United States Dollar	336,067	9/15/2021	(10,294)
Merrill Lynch, Pierce, Fenner & Smith
Polish Zloty	1,275,000	United States Dollar	343,786	9/15/2021	(12,779)
United States Dollar	333,637	Polish Zloty	1,275,000	9/15/2021	2,630
Morgan Stanley
Polish Zloty	1,180,000	United States Dollar	318,146	9/15/2021	(11,802)
United States Dollar	311,028	Polish Zloty	1,180,000	9/15/2021	4,684

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley(continued)
United States Dollar	270,718	Mexican Peso	5,600,000	9/15/2021	(8,828)
Gross Unrealized Appreciation					42,879
Gross Unrealized Depreciation					(154,393)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

July 31, 2021

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Purchased Contracts:[1]
Markit CDX North America High Yield Index Series 36 Paid Fixed Rate of 5.00% 3 Month	6/20/2026	1,175,000	(115,984)	(112,203)	(3,781)
Markit CDX North America High Yield Index Series 36 Paid Fixed Rate of 5.00% 3 Month	6/20/2026	1,210,000	(119,440)	(120,794)	1,354
Markit CDX North America Investment Grade Index Series 36 Paid Fixed Rate of 1.00% 3 Month	6/20/2026	2,600,000	(66,185)	(60,172)	(6,013)
Gross Unrealized Appreciation				1,354
Gross Unrealized Depreciation				(9,794)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,729,754)—Note 1(c):
Unaffiliated issuers	125,160,097	127,552,547
Affiliated issuers	9,050,184	9,050,184
Cash denominated in foreign currency	68,725	68,631
Dividends, interest and securities lending income receivable		611,639
Cash collateral held by broker—Note 4		370,888
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		42,879
Receivable for swap variation margin—Note 4		9,090
Tax reclaim receivable—Note 1(b)		5,016
Receivable for shares of Common Stock subscribed		4,026
Prepaid expenses		27,116
		137,742,016
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		41,199
Cash overdraft due to Custodian		5,941
Payable for investment securities purchased		3,105,139
Liability for securities on loan—Note 1(c)		2,459,789
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		154,393
Payable for shares of Common Stock redeemed		133,345
Payable for futures variation margin—Note 4		11,214
Directors’ fees and expenses payable		3,033
Other accrued expenses		112,052
		6,026,105
Net Assets ($)		131,715,911
Composition of Net Assets ($):
Paid-in capital		139,815,300
Total distributable earnings (loss)		(8,099,389)
Net Assets ($)		131,715,911

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	131,395,324	320,587
Shares Outstanding	12,690,243	30,894
Net Asset Value Per Share ($)	10.35	10.38

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended July 31, 2021

Investment Income ($):
Income:
Interest (net of $16,549 foreign taxes withheld at source)	2,853,503
Dividends from affiliated issuers	4,938
Income from securities lending—Note 1(c)	5,929
Total Income	2,864,370
Expenses:
Management fee—Note 3(a)	655,024
Shareholder servicing costs—Note 3(b)	633,236
Professional fees	110,016
Registration fees	42,761
Prospectus and shareholders’ reports	19,873
Chief Compliance Officer fees—Note 3(b)	14,637
Custodian fees—Note 3(b)	12,781
Directors’ fees and expenses—Note 3(c)	6,905
Loan commitment fees—Note 2	5,082
Miscellaneous	55,203
Total Expenses	1,555,518
Less—reduction in expenses due to undertaking—Note 3(a)	(698,652)
Net Expenses	856,866
Investment Income—Net	2,007,504
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,007,483
Net realized gain (loss) on futures	130,697
Net realized gain (loss) on options transactions	(33,321)
Net realized gain (loss) on forward foreign currency exchange contracts	67,523
Net realized gain (loss) on swap agreements	17,746
Net Realized Gain (Loss)	2,190,128
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,479,432)
Net change in unrealized appreciation (depreciation) on futures	(250,249)
Net change in unrealized appreciation (depreciation) on options transactions	124
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(91,306)
Net change in unrealized appreciation (depreciation) on swap agreements	(11,851)
Net Change in Unrealized Appreciation (Depreciation)	(1,832,714)
Net Realized and Unrealized Gain (Loss) on Investments	357,414
Net Increase in Net Assets Resulting from Operations	2,364,918

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2021	2020
Operations ($):
Investment income—net	2,007,504	2,820,517
Net realized gain (loss) on investments	2,190,128	594,895
Net change in unrealized appreciation (depreciation) on investments	(1,832,714)	2,269,800
Net Increase (Decrease) in Net Assets Resulting from Operations	2,364,918	5,685,212
Distributions ($):
Distributions to shareholders:
Class D	(2,685,487)	(3,120,687)
Class P	(10,186)	(2,381)
Total Distributions	(2,695,673)	(3,123,068)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	21,736,270	20,476,279
Class P	899,986	15
Distributions reinvested:
Class D	2,480,501	2,866,796
Class P	10,186	2,231
Cost of shares redeemed:
Class D	(22,370,380)	(33,092,508)
Class P	(604,908)	(132,372)
Increase (Decrease) in Net Assets from Capital Stock Transactions	2,151,655	(9,879,559)
Total Increase (Decrease) in Net Assets	1,820,900	(7,317,415)
Net Assets ($):
Beginning of Period	129,895,011	137,212,426
End of Period	131,715,911	129,895,011
Capital Share Transactions (Shares):
Class D
Shares sold	2,095,408	2,004,767
Shares issued for distributions reinvested	239,111	281,645
Shares redeemed	(2,155,570)	(3,270,334)
Net Increase (Decrease) in Shares Outstanding	178,949	(983,922)
Class P
Shares sold	86,455	1
Shares issued for distributions reinvested	980	219
Shares redeemed	(58,342)	(12,884)
Net Increase (Decrease) in Shares Outstanding	29,093	(12,664)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class D Shares	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.38	10.16	10.10	10.39	10.45
Investment Operations:
Investment income—net[a]	.16	.22	.25	.17	.09
Net realized and unrealized gain (loss) on investments	.02	.25	.10	(.23)	(.02)
Total from Investment Operations	.18	.47	.35	(.06)	.07
Distributions:
Dividends from investment income—net	(.19)	(.25)	(.21)	(.19)	(.13)
Dividends from net realized gain on investments	(.02)	-	(.08)	(.04)	-
Total Distributions	(.21)	(.25)	(.29)	(.23)	(.13)
Net asset value, end of period	10.35	10.38	10.16	10.10	10.39
Total Return (%)	1.78	4.66	3.53	(.56)	.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.16	1.07	1.05	1.00
Ratio of net expenses to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	1.53	2.18	2.48	1.70	.89
Portfolio Turnover Rate	127.20[b]	98.18[b]	143.61	134.82	41.03
Net Assets, end of period ($ x 1,000)	131,395	129,876	137,065	141,674	169,057

a Based on average shares outstanding.

b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended July 31, 2021 and 2020 were 112.23% and 84.31%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class P Shares	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.40	10.17	10.12	10.40	10.47
Investment Operations:
Investment income—net[a]	.17	.25	.25	.17	.09
Net realized and unrealized gain (loss) on investments	.02	.22	.08	(.22)	(.04)
Total from Investment Operations	.19	.47	.33	(.05)	.05
Distributions:
Dividends from investment income—net	(.19)	(.24)	(.20)	(.19)	(.12)
Dividends from net realized gain on investments	(.02)	-	(.08)	(.04)	-
Total Distributions	(.21)	(.24)	(.28)	(.23)	(.12)
Net asset value, end of period	10.38	10.40	10.17	10.12	10.40
Total Return (%)	1.84	4.71	3.46	(.62)	.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.60	1.23	1.19	1.12
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	1.49	2.37	2.47	1.67	.83
Portfolio Turnover Rate	127.20[b]	98.18[b]	143.61	134.82	41.03
Net Assets, end of period ($ x 1,000)	321	19	147	244	249

a Based on average shares outstanding.

b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended July 31, 2021 and 2020 were 112.23% and 84.31%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Income Fund (the “fund”) is the sole series of BNY Mellon Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Insight North America LLC (“INA”), which, like Mellon, is an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, as of the Effective Date and subject to the approval of the Company’s Board of Directors (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. The Adviser (and not the fund) will pay INA for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the

NOTES TO FINANCIAL STATEMENTS (continued)

expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

NOTES TO FINANCIAL STATEMENTS (continued)

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Asset-Backed Securities	-	26,359,068	-	26,359,068
Collateralized Loan Obligations	-	6,843,363	-	6,843,363
Commercial Mortgage-Backed	-	18,631,852	-	18,631,852
Corporate Bonds	-	58,166,422	-	58,166,422
Foreign Governmental	-	2,886,310	-	2,886,310
Investment Companies	9,050,184	-	-	9,050,184

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)(continued)
Investments In Securities:†(continued)(continued)
Municipal Securities	-	700,312	-	700,312
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,270,521	-	1,270,521
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	94,127	-	94,127
U.S. Government Agencies Mortgage-Backed	-	321,457	-	321,457
U.S. Treasury Securities	-	12,279,115	-	12,279,115
Other Financial Instruments:(continued)
Forward Foreign Currency Exchange Contracts††	-	42,879	-	42,879
Futures††	1,029	-	-	1,029
Swap Agreements††	-	1,354	-	1,354
Liabilities ($)(continued)
Other Financial Instruments:(continued)
Forward Foreign Currency Exchange Contracts††	-	(154,393)	-	(154,393)
Futures††	(190,136)	-	-	(190,136)
Swap Agreements††	-	(9,794)	-	(9,794)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of July 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2021, The Bank of New York Mellon earned $843 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is

NOTES TO FINANCIAL STATEMENTS (continued)

the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $97,778, accumulated capital losses $10,184,674 and unrealized appreciation $1,987,507.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2021. The fund has $3,807,883 of short-term capital losses and $6,376,791 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2021 and July 31, 2020 were as follows: ordinary income $2,695,673 and $3,123,068, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 1, 2020 through December 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after December 1, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $698,652 during the period ended July 31, 2021.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2021, Class D and Class P shares were charged $261,021 and $1,235, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2021, the fund was charged $55,856 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2021, the fund was charged $12,781 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2021, the fund was charged $3,141 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2021, the fund was charged $14,637 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $56,087, Shareholder Services Plan fees of $22,449, custodian fees of $4,000, Chief Compliance Officer fees of $5,028 and transfer agency fees of $8,230, which are offset against an expense reimbursement currently in effect in the amount of $54,595.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended July 31, 2021, amounted to $162,866,833 and $160,430,957, respectively, of which $18,840,059 in purchases and $18,878,615 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a

NOTES TO FINANCIAL STATEMENTS (continued)

gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Purchase and write options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. At July 31, 2021, there were no options purchase or written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at July 31, 2021 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,029	[1]	Interest rate risk	(190,136)	[1]
Foreign exchange risk	42,879	[2]	Foreign exchange risk	(154,393)	[2]
Credit risk	1,354	[3]	Credit risk	(9,794)	[3]
Gross fair value of derivative contracts	45,262			(354,323)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[3]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	130,697		(28,134)		-		-		102,563
Foreign exchange	-		(5,187)		67,523		-		62,336
Credit	-		-		-		17,746		17,746
Total	130,697		(33,321)		67,523		17,746		182,645

NOTES TO FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(250,249)		124		-		-		(250,125)
Foreign exchange	-		-		(91,306)		-		(91,306)
Credit	-		-		-		(11,851)		(11,851)
Total	(250,249)		124		(91,306)		(11,851)		(353,282)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,029	(190,136)
Forward contracts	42,879	(154,393)
Swaps	1,354	(9,794)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	45,262	(354,323)
Derivatives not subject to
Master Agreements	(2,383)	199,930
Total gross amount of assets
and liabilities subject to
Master Agreements	42,879	(154,393)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	22,101		(17,001)	-	5,100
Citigroup	8,444		(8,444)	-	-
HSBC	5,020		(5,020)	-	-
Merrill Lynch, Pierce, Fenner & Smith	2,630		(2,630)	-	-
Morgan Stanley	4,684		(4,684)	-	-
Total	42,879		(37,779)	-	5,100

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(17,001)		17,001	-	-
Citigroup	(15,808)		8,444	-	(7,364)
HSBC	(77,881)		5,020	-	(72,861)
J.P. Morgan Securities	(10,294)		-	-	(10,294)
Merrill Lynch, Pierce, Fenner & Smith	(12,779)		2,630	-	(10,149)
Morgan Stanley	(20,630)		4,684	-	(15,946)
Total	(154,393)		37,779	-	(116,614)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2021:

Average Market Value ($)
Interest rate futures	27,352,666
Interest rate options contracts	17,450
Foreign currency options contracts	4,238
Forward contracts	12,165,644

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2021:

Average Notional Value ($)
Credit default swap agreements	2,266,942

NOTES TO FINANCIAL STATEMENTS (continued)

At July 31, 2021, the cost of investments for federal income tax purposes was $134,598,138; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,987,918, consisting of $2,269,179 gross unrealized appreciation and $281,261 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Short Term Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short Term Income Fund (the “Fund”) (the sole fund constituting BNY Mellon Investment Grade Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, forward foreign currency exchange contracts and swap agreements, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Grade Funds, Inc.) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 70.21% of ordinary income dividends paid during the fiscal year ended July 31, 2021 as qualifying “interest related dividends.” Also, the fund hereby reports $.0213 per share as a short-term capital gain distribution paid on December 3, 2020.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 18, 2021 (the “Meeting”), the Board considered the renewal of the fund’s current management agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Current Management Agreement”). Since the next Board meeting was scheduled to occur in August 2021, and the term of the Current Management Agreement would expire on July 31, 2021, the Board was asked to approve the Agreement at the Meeting to continue in full force and effect in accordance with its terms until August 31, 2021. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Current Management Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class D shares with the performance of a group of retail no-load short investment-grade debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

consisting of all retail and institutional short investment-grade debt funds (the “Performance Universe”), all for various periods ended March 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load short investment-grade debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the one-, two- and three-year periods and below the median for all other periods and above the Performance Universe median for the one- and two-year periods and below the median for all other periods. The Board also considered that the fund’s yield performance was above the Performance Group median for six of the ten one-year periods ended March 31, 2021 and above the Performance Universe median for seven of the ten one-year periods ended March 31, 2021. The Board considered the relative proximity of the fund’s total return performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median (in each case, ranking in the third quartile of the Performance Group and/or Performance Universe, as applicable) and the relative proximity of the fund’s yield performance to the Performance Group median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee (which was zero) was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Current Management Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Current Management Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scaled would be less. Representatives of the Adviser also, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Current Management Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance, particularly in recent years, and determined to approve renewal of the Current Management Agreement through August 31, 2021, not due to the fund’s performance, but to align with the renewal of the advisory agreements of other funds in the BNY Mellon Family of Funds with the same Board.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Current Management Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Current Management Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Current Management Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Current Management Agreement through August 31, 2021.

************

Also at the Meeting, the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Current Management Agreement to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also noted the information provided and considered earlier in the Meeting in connection with the Board’s approval of the renewal of the Current Management Agreement through August 31, 2021, as well as the information about the Firm Realignment and INA.

At the Meeting, the Board members, a majority of whom are Independent Directors, considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio earlier in the Meeting in connection with approving renewal of the Current Management Agreement (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the

Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement, which had been done earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement, when the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, a majority of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (69)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (65)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the Distributor (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 31

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Isabel P. Dunst (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Nathan Leventhal (78)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts. President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., a public company that designs sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (57)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Roslyn M. Watson (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Membership During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Board Member Serves: 41

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 105 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Short Term Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0083AR0721

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,312 in 2020 and $42,156 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $35,223 in 2020 and $18,729 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,813 in 2020 and $4,704 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $925 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $736,212 in 2020 and $2,609,997 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Grade Funds, Inc.

By: /s/ David DiPetrillo
        David DiPetrillo
         President (Principal Executive Officer)

Date: September 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo
        President (Principal Executive Officer)

Date: September 21, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: September 21, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)